GammaCan

GammaCan International, Inc.

CORPORATE PRESENTATION

New York
April – May, 2006

Table of Contents

I. GammaCan International, Inc.

Safe Harbor Statement

Statements in this document that are not purely historical are forward-looking statements. Forward-looking statements in this presentation include statements regarding the commercialization of an anti-cancer immunotherapy and the Company developing the boosting of cancer patients' immune systems with IVIg into an effective treatment. Actual outcomes and the Company's actual results could differ materially from those in such forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as the inability to finance the planned development of the technology, unforeseen technical difficulties in developing the technology, the inability to obtain regulatory approval for human use, competitors' therapies proving more effective, cheaper or otherwise preferable for consumers, inability to market the product we produce, among other factors, all of which could among other things, delay or prevent product release or cause our company to fail. For further risk factors see the risk factors associated with other early state medical research and development companies filed with the SEC on Edgar.

Snapshot of GammaCan financials and capital markets data

Key Financials	MRQ ($000)
Revenue	0
R&D	225
SG&A	213
Net Loss [1]	438
Cash	1,991

Top Shareholders	
Zeev Bronfeld	13.71%
Vered Caplan	13.71%
L.H. Osterloh	5.8%
Vantech Securities Ltd.	5.8%

GammaCan (OTCBB: GCAN.OB)



GAMMACAN INTL INC
as of 7-Apr-2006
GCAN.OB
50-day MA
200-day MA
1.8
1.6
1.4
1.2
1.0
0.8
May05
Jul05
Sep05
Nov05
Jan06
Mar06
Volume
Millions
1.0
0.5
0.0
Copyright 2006 Yahoo! Inc.
http://finance.yahoo.com/

- 52wk Range: $0.85 - $1.85
- Average Volume (3m): 73,741

(1) Excludes Financial Income of $13,900

Notes: 28.45MM common shares outstanding & 32.47 fully diluted (warrants & options) as of MRQ, GammaCan began trading on July 21, 2004, fiscal year ends September, market data as of April 7th, 2006

Sources: SEC filings, EDGAR & Yahoo Finance

Overview of GammaCan

- GammaCan (OTCBB: GCAN.OB) is a clinical developmental stage biopharmaceutical company
- Our current focus is on developing intravenous immunogloblulin (IVIg) based therapeutics to treat cancer and other indications
- GammaCan is presently conducting a 30 patient, open label phase II clinical trial to evaluate the safety and efficacy of IVIg in patients with metastatic melanoma, colon or prostate cancer who are not responsive or refractory to current therapies
- The Company is in the process of applying for an IND with the US FDA to develop *VitiGam*, its second-generation IVIg
  - *We recently participated in a pre-IND meeting with the FDA.*

GammaCan's management team brings both drug development and entrepreneurial experience

- **Parick NJ Schnegelsberg, *Chief Executive Officer***
  - Investment banking (Rodman & Renshaw, Global Markets Capital Group)
  - Hedge Fund PM and buy -side analyst (Mehta Partners/MP Asset Managers)
  - Management Consulting (Booz Allen Hamilton, Global Prior Art)
  - Degree in Medical Sciences from Harvard Medical School
- **Vered Caplan, M.Sc., CEO**
  - One of the most active entrepreneurs in the Israeli life-science area
  - Involved in the founding and management of more than ten ventures
  - B.Sc. in mechanical engineering, a M.Sc. in Bio-medical engineering and is presently writing her Ph.D. thesis in Biomedical engineering
- **Chaime Orlev, *Chief Financial Officer***
  - Certified public accountant in Israel
  - Extensive experience as a chief financial officer in private and public US and European companies
  - Bachelor of Business
- **Yehuda Shoenfeld, MD, *Chief Scientist***
  - World renowned expert in autoimmune diseases and immunodeficiency
  - Recently awarded the 2005 EULAR (European Union Congress of Rheumatology) Prize for his research in Antiphospholipid Syndrome (APS) – a life-threatening auto-immune disease
  - 20+ years experience in IVIg
  - Over 1,000 publications and 70 books.
- **Jacob Nusbacher, MD *Director of Medical and Scientific Affairs***
  - Leading expert in the field of immunohematology and transfusion medicine
  - Served as National Director of the Canadian Red Cross Blood Transfusion Service
  - Extensive experience in both the scientific and business aspects of human plasma- derived therapies
  - Former Member of BPAC (FDA); Editorial Board -TRANSFUSION
  - Formerly Medical Director, Kamada Ltd

II. IVIg Therapy for Cancers

GammaCan is developing and commercializing IVIg for the treatment of cancer

- **IVIg manufactured from plasma of healthy donors demonstrated anti-cancer properties in animal models**
  - *GammaCan scientists have shown a reduction in the number lesions and improved survival in mouse xenograft models for human melanoma and sarcomas*
  - *Plasma derived IVIg appears to mediate its effects via a dual mechanism involving, antibodies and immunomodulatory pathways (e.g. the stimulation of IL12) and the induction of a cellular immune response (NK cells)*
  - *With respect to the role of IVIg, experiments suggest that the $F(ab')_2$ region of immunoglobulins show reactivity against numerous (sub)cellular components of cancer cells*
  - *IVIg is effective in 100x smaller doses*
  - *IVIg is effective in body cavities; abdominal sac and pleura (i.e. intra-peritoneal, intra-pleural)*
- In humans, anecdotal clinical findings suggests efficacy of IVIg therapy in a number of tumors, including melanoma, soft tissue sarcomas and Karposi's sarcoma
- Seven peer reviewed papers
- For additional information please refer to our website www.GammaCan.com

IVIg - Intravenous Immunoglobulin – contains pooled IgG antibodies from up to 20,000 donors…

- **Intravenous Immunoglobulin (IVIg) therapy refers to the infusion of immunoglobulins into a vein of a patient**
  - *Immunoglobulins are disease-fighting antibodies (predominantly IgG) that are found in human plasma – they help to ward off harmful bacteria, viruses and other germs*
- **Pooled IgG from 6,000-20,000 plasma donations can re-create the entirety of the antibody repertoire which an individual has developed as his or her "backup-copy" of the whole immune system**
  - *IVIg products are derived from the plasma of large numbers of individuals who have formed antibodies to a wide variety of microorganisms*
  - *All donors and their plasma undergo rigorous screenings and testing*
- **IVIg is in clinical use since early 1980's for severe immune deficiency and a variety of autoimmune conditions**
  - *There are 6 major manufacturers in the US*

… IVIg is currently is used to treat autoimmune and other diseases

Our scientific team has demonstrated that human IVIg can inhibit tumor metastasis in mouse xenograft models …

Human IVIg Can Inhibit Tumor Growth in Animal Models
(Kaplan-Meyer survival plots)



Human Melanoma Cells
b - Melanoma
% survival
100
80
60
40
20
0
0
20
40
60
80
100
Treated
Control
Days after amputation
Human Sarcoma Cells
a - Sarcoma
% survival
100
80
60
40
20
0
0
20
40
60
80
100
Treated
Control
Days after amputation

Source: Gamma-globulin inhibits tumor spread in mice; Shoenfeld et al

… we have seen preliminary support for our laboratory findings in one IVIg treated patient with metastatic melanoma…

Human IVIg Exhibits Anti-tumor Effects in a Patient





Source: IMAJ 3; 698-699, 2001: Shrinkage of Melanoma Metastases Following High dose Intravenous Immunoglobulin Treatment by Shoenfeld Y et al.

… and based on these preliminary findings GammaCan is now conducting a 30 patient, open label trial Phase II clinical trial

- GammaCan is currently running a 30 patient, open-label, multicenter trial to evaluate the safety and efficacy of IVIg therapy for the treatment of metastatic solid tumors including melanoma, colon and prostate cancer
  - *The trial is being conducted at three centers in Israel under GCP guidelines, company SOPs and has received IRB and Ministry of Health approval*
- Enrollment criteria: Patients having failed standard therapy and are receiving best supportive care (or elected not to receive standard care)
- Patients are evaluated after three and six cycles of therapy
  - *Primary endpoints include: Reduction in tumor size (RECIST, measured by CT or MRI); reduction in tumor marker levels (e.g. PSA, CEA) and TDP*
  - *Secondary endpoints include: QoL, patient performance status, safety parameters*
- Trial enrollment began in 2005 and we expect last patient being dosed by YE2006

III. VitiGam – GammaCan's Next Generation Program

Vitiligo affects up to 2% of the population and manifests itself by localized skin depigmentation

- Vitiligo is an autoimmune disorder that manifests in either localized, dispersed or diffuse areas of depigmentation
  - *Depigmentation is the end result of the destruction of skin melanocytes by vitiligo autoantibodies*
  - *Between 1% to 2% of the world population are affected by vitiligo representing approximately 40 to 50 million people - in the United States, two to five million individuals have the disorder.*
  - *The disorder affects all races and both sexes equally.*



People with vitiligo are able to donate plasma as the disorder is neither a blood borne nor transmittable illness

Source: National Institute of Arthritis and Musculoskeletal and Skin Diseases (NIAMS) National Institutes of Health Public Health Service • U. S. Department of Health and Human Services

GammaCan scientists have discovered that vitiligo derived IVIg shows anti-melanoma activities in *in-vitro* and animal models

- Plasma from people affected by the vitiligo contains antibodies to melanocytes (pigment cells) that could be used to destroy melanoma cells (cancerous melanocytes) in a cancer patient
  - *Both in vitro and animal (mouse) experiments demonstrated that plasma and/or the IgG fraction obtained from the vitiligo population can destroy human malignant melanoma cells or xenograft tumors derived thereof, respectively*
  - *In experimental systems the addition of plasma and/or the IgG fraction obtained from vitiligo can kill human malignant melanoma cells in dose dependent manner*
  - *Plasma and/or the IgG fraction obtained from vitiligo has been demonstrated to contain anti-tyrosinase antibodies which may contribute to the observed killing of human malignant melanoma cells (tyrosinase is found in melanocyte and melanoma cells)*
  - *People with diffuse (more widespread) vitiligo have substantially more anti-tyrosinase antibodies vis-à-vis people with localized manifestations*
- Encouraged by these findings GammaCan has recently had a pre IND meeting and we are preparing a IND application for an FDA approved clinical trial

Source: Autoantibodies to Tyrosinase The Bridge between Melanoma and Vitiligo; Shoenfeld et al, and Vitiligo antibodies are effective against Melanoma; Shoendfel et al

Binding to Melanoma cells by Serum from People with Localized or Diffuse Vitiligo


Increased Binding
O.D. 405nm
1.0
0.8
0.6
0.4
0.2
0.0
CONTROL
VITILIGO
DIFF-VITILIGO
1:25
1:50
1:100
1:200
SERUM DILUTION

Source: Vitiligo antibodies to melanoma cells/Fishman et al.

… In addition GammaCan has shown that vitiligo derived IVIg has the ability to prevent melanoma cell proliferation

Effects of Vitiligo Derived Sera on Melanoma Cell Proliferation

(B16 and F10 human melanoma cell lines in murine xenograft model)



CONTROL
VITILIGO
DIF VITILIGO
CPM X 1000
1000
800
600
400
200
0
1:5
1:10
1:20
1:40
SERUM CONCENTRATION

Source: Vitiligo antibodies to melanoma cells/Fishman et al.

IV. Appendices

About Melanoma

- Melanoma is the most common cancer in young adults aged 20-30, but does occur in all age groups
  - *There are currently more new cases of melanoma than HIV/AIDS.*
  - *In women aged 30-35, melanoma is the second largest cause of death (after breast cancer)*
  - *In the US 50,000 new cases of melanoma are diagnosed annually and*
  - *The ACS estimates that 13.8 per 100,000 people will develop melanoma – this represents a more than doubling for 5.7 per 100,000 in 1973*
  - *Both sexes are affected equally by melanoma - the total number of melanoma cases is expected to exceed 3 million by 2009 from 2.4 million in 2004*
- Staging of Melanoma
  - *The prognosis of melanoma is directly related to the stage of the disease at time of diagnosis.*
  - *Early stage disease is treatable and curable by surgical excision. However, once disease has spread beyond the local area, the prognosis worsens dramatically, with 5-year survival rates of between 69% down to 7% depending on the disease staging.*
  - *"No significant advances in medical therapies (or survival) for patients with advanced melanoma have occurred in the past 30 years" (the Melanoma Research Foundation)*

(Source: The Melanoma Research Foundation and the American Cancer Society).

GammaCan owns US patents covering the use of IVIg for the treatment of cancer...

- **GammaCan has two issued US patents and three applications that are pending with the USPTO**
  - *Legal opinion by our IP Counsel suggest we are protected for the use of vitiligo patient derive plasma for the treatment of melanoma*
  - *US patents 5,562,902 and 5,965,130 granted*
    - *Solid tumors*
  - *US application 09/405,050 pending*
    - *Other tumors*
  - *US application 60/773.335 pending*
    - *Plasma from Vitiligo patients for Melanoma*
  - *US application 60/773.319 pending*
    - *Immunoglobulins from Vitiligo patients for Melanoma*
  - *US application 60/728.764 pending*
    - *Method for the treatment and prophylaxis of Avian Flu infection*

... Several more applications have been filed with the USPTO to strengthen GammaCan's IP position

GammaCan

11 Ben Gurion Street
PO Box 226,
54101 Givat Shmuel
Israel

Tel: + 972 3 5774475
Fax: + 972 3 5324038

OTCBB: GCAN.OB

www.GammaCan.com